UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2009

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 5, 2009, Microtune, Inc. (“Microtune”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of the acquisition (the “Merger”) of Auvitek International Ltd. (“Auvitek”) on July 31, 2009 pursuant to the terms of the Agreement and Plan of Merger dated as of July 10, 2009 among Microtune, Arrow Acquisition Ltd., an indirect wholly-owned subsidiary of Microtune, Auvitek and Peter Mok, as the shareholders representative.

This amendment to the Original Form 8-K is being filed to provide the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The required audited annual consolidated financial statements of Auvitek as of December 31, 2008 and 2007 and for the years then ended are filed as Exhibit 99.1.

The required unaudited interim condensed consolidated financial statements of Auvitek as of June 30, 2009 and December 31, 2008 and for the six month periods ended June 30, 2009 and 2008 are filed as Exhibit 99.2.

(b) Pro Forma Financial Information.

The required unaudited pro forma condensed consolidated balance sheet as of June 30, 2009, unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2009, and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2008 with respect to the Merger are filed as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent auditors

99.1	Auvitek International Ltd. audited annual consolidated financial statements as of December 31, 2008 and 2007 and for the years then ended, and the notes related thereto.

99.2	Auvitek International Ltd. unaudited interim condensed consolidated financial statements as of June 30, 2009 and December 31, 2008 and for the six month periods ended June 30, 2009 and 2008, and the notes related thereto.

99.3	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2009, Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2009, and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2008, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTUNE, INC.

Date: October 16, 2009	By:	/S/ JEFFREY A. KUPP
Jeffrey A. Kupp
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent auditors

99.1	Auvitek International Ltd. audited annual consolidated financial statements as of December 31, 2008 and 2007 and for the years then ended, and the notes related thereto.

99.2	Auvitek International Ltd. unaudited condensed consolidated financial statements as of June 30, 2009 and December 31, 2008 and for the six month periods ended June 30, 2009 and 2008, and the notes related thereto.

99.3	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2009, Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2009, and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2008, and the notes related thereto.